BORROWINGS	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
BORROWINGS
BORROWINGS

(a)	Corporate Borrowings
Brookfield Infrastructure has a $1.975 billion senior unsecured revolving credit facility used for general working capital including acquisitions. The $1.975 billion is available on a revolving basis for the full term of the facility. All amounts outstanding under this facility will be repayable on June 30, 2023. All obligations of Brookfield Infrastructure under the facility are guaranteed by our partnership. Loans under this facility accrue interest at a floating rate based on LIBOR plus 1.2%. Brookfield Infrastructure is required to pay an unused commitment fee under the facility of 18 basis points per annum. As at December 31, 2018, draws on the credit facility were $510 million (2017: $789 million) and $47 million of letters of credit were issued (2017: $106 million).

	Maturity	Annual Rate	Currency	2018	2017
Corporate revolving credit facility	June 30, 2023	LIBOR plus 1.2%	US$	510	789
Medium Term Notes(1):
Current:
Public - Canadian	October 30, 2018	3.0%	C$	—	99
Non-Current:
Public - Canadian	October 30, 2020	3.5%	C$	275	298
Public - Canadian	March 11, 2022	3.5%	C$	330	358
Public - Canadian	February 22, 2024	3.3%	C$	220	239
Public - Canadian	February 22, 2024	3.3%	C$	293	318
Public - Canadian	September 11, 2028	4.2%	C$	365	—
Total				$1,993	$2,101

(1)	See Note 20, Subsidiary Public Issuers for further details.
On October 30, 2018, Brookfield Infrastructure Finance ULC repaid C$125 million of maturing medium-term notes.
On September 10, 2018, Brookfield Infrastructure Finance ULC issued C$500 million of medium-term notes maturing September 11, 2028 with a coupon of 4.2%. The proceeds were swapped into U.S. dollars on a matched maturity basis at an all-in rate of 4.7%.
On April 17, 2017, Brookfield Infrastructure Finance ULC issued C$400 million of medium-term notes maturing February 22, 2024 with a coupon of 3.3%. The notes were issued at a premium with an effective interest rate of 3.1% per annum, which was swapped into U.S. dollars on a matched maturity basis at an all-in rate of 4.0%.
On February 22, 2017, Brookfield Infrastructure Finance ULC issued C$300 million of medium-term notes maturing February 22, 2024 with a coupon of 3.3%, which was swapped into U.S. dollars on a matched maturity basis at an all-in rate of 4.1%.
The decrease in corporate borrowings of $108 million during the year ended December 31, 2018 is due to a net repayment of $279 million on the corporate revolving credit facility, repayment of $94 million of maturing debt and the impact of a weaker Canadian dollar relative to the U.S. dollar. These reductions were partially offset by the September 2018 medium-term note issuance of $377 million.
Brookfield Infrastructure has entered into a $500 million revolving credit facility with Brookfield to provide additional liquidity for general corporate purposes and capital expenditures, if required. The revolving credit facility has an effective date of February 8, 2018 and automatically renews for four consecutive one year terms on the first, second, third and fourth anniversary of such effective date, which would result it in ultimately maturing on February 8, 2023. Brookfield has the option to terminate the agreement prior to February 8 each year by providing Brookfield Infrastructure with written notice. All obligations of Brookfield Infrastructure under the facility were guaranteed by our partnership. Loans under this facility accrued interest on LIBOR plus 2.0% and no commitment fees were incurred for any undrawn balance. As of December 31, 2018, there were $nil (2017: $nil) of borrowings outstanding.

(b)	Non-Recourse Borrowings
The current and non-current balances of non-recourse borrowings are as follows:

US$ MILLIONS	2018	2017
Current	$985	$364
Non-current	12,128	7,699
Total	$13,113	$8,063

Non-recourse borrowings have increased by $5.1 billion since year-end. This increase is primarily attributable to $4.0 billion of borrowings associated with our recent acquisitions and the issuance of $1.5 billion five-year senior notes at our Brazilian regulated gas transmission business. These increases are partially offset by a decrease in the U.S. dollar equivalent of foreign denominated debt as most of the currencies we operate in depreciated relative to the U.S. dollar during the year ended December 31, 2018.
Principal repayments on non-recourse borrowings due over the next five years and thereafter are as follows:

US$ MILLIONS	Utilities	Transport	Energy	Data Infrastructure	Total
2019	98	233	82	583	996
2020	348	205	247	6	806
2021	501	307	11	16	835
2022	205	340	211	6	762
2023	2,252	340	925	6	3,523
Thereafter	2,008	2,023	1,733	520	6,284
Total Principal repayments	5,412	3,448	3,209	1,137	13,206
Deferred financing costs and other	(15)	(4)	(54)	(20)	(93)
Total - Dec. 31, 2018	$5,397	$3,444	$3,155	$1,117	$13,113
Total - Dec. 31, 2017	$3,649	$3,257	$1,157	$—	$8,063
The weighted average interest rates of non-recourse borrowings are as follows:

US$ MILLIONS	Utilities	Transport	Energy	Data Infrastructure	Total
Dec. 31, 2018	4%	6%	6%	6%	5%
Dec. 31, 2017	4%	5%	5%	—	5%
Principal repayments on non-recourse borrowings in their local currency are as follows:

US$ MILLIONS, except as noted	Dec. 31, 2018	Local Currency		Dec. 31, 2017	Local Currency
U.S. dollars	$5,317	USD	5,317	$3,087	USD	$3,087
British pounds	1,847	GBP	1,447	1,735	GBP	1,283
Canadian dollars	1,388	CAD	1,893	397	CAD	499
Brazilian real	1,342	BRL	5,200	—	BRL	—
Australian dollars	925	AUD	1,312	1,013	AUD	1,297
Chilean Unidad de Fomento(1)	837	UF	21	960	UF	22
Indian rupees	565	INR	39,236	186	INR	11,847
Colombian pesos	411	COP	1,337,497	184	COP	549,384
Peruvian soles	441	PEN	1,486	458	PEN	1,483
New Zealand dollars	40	NZD	60	43	NZD	61

(1)	Chilean Unidad de Fomento is an inflation adjusted unit of account indexed to the Chilean Peso.

(c)	Supplemental Information
Details of the “Changes in liabilities from financing activities”, including both changes arising from cash flows and non-cash changes are as follows:

US$ MILLIONS	2017	Cash Flows	Acquisitions	Foreign Exchange Movement	2018
Corporate borrowings	$2,101	$4	$—	$(112)	$1,993
Non-recourse borrowings	8,063	3,951	1,484	(385)	13,113